UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2005

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 1, 2005, Mr. William J. Robinson joined the board of directors of First Horizon Pharmaceutical Corporation (“First Horizon”).  Mr. Robinson is an Executive Vice President of Global Operations of UCB Pharma S.A.  Prior to accepting his current position with UCB, Mr. Robinson served as First Horizon’s Interim VP of Commercial Organizational Development.  Mr. Robinson has significant pharmaceutical industry experience including over 27 years with Eli Lilly and Company, where he held numerous positions including: Area Director – Asia Pacific Region, Vice President Lilly Research Labs, Vice President of Sales and Marketing (USA) and Vice President Organizational Effectiveness.

Item 7.01    Regulation FD Disclosure

The press release issued April 1, 2005 announcing the election of Mr. Robinson to the board of directors of First Horizon is incorporated herein by reference and is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Pharmaceutical Corporation
(Registrant)

	By:	/s/ Darrell Borne
Darrell Borne
Chief Financial Officer

Date: April 6, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 1, 2005